UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21575

BRYCE CAPITAL GROWTH FUND

BRYCE CAPITAL VALUE FUND,

EACH A SERIES OF BRYCE CAPITAL FUNDS

 (Exact name of registrant as specified in charter)

2 Thornell Road, Pittsford, NY

14534

(Address of principal executive offices)

(Zip code)

Dennis E. Lohouse, Treasurer, Bryce Capital Funds, 2 Thornell Road, Pittsford, NY 14534

Registrant's telephone number, including area code: 585-381-2990

Date of fiscal year end: 6/30/07

Date of reporting period: 12/31/06

Form N-CSR is to used by management investment companies to file reports with the Commission no later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. – 3507.

Item 1.  Reports to Stockholders.

Bryce Capital Growth Fund

Bryce Capital Value Fund

Semi-Annual Report to Shareholders

December 31, 2006

The Views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Funds will continue to hold these securities in the future. Before investing, please carefully read the prospectus, which contains more complete information, including the investment objective, fees, risks and expenses. Contact the Bryce Capital Funds at 1-866-62BRYCE if you have any questions or to obtain a prospectus. The prospectus can also be obtained from our website at www.brycefunds.com

Performance data quoted represents past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate and Fund shares when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risks, which is the possibility that the market values of securities owned by the Funds will decline and the value of the Funds’ shares may therefore be less than what you paid for them.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Table of Contents

President’s Letter to Shareholders

Performance Returns

Bryce Capital Growth Fund

Portfolio Commentary

Top Ten Holdings

Top Five Sectors

Schedule of Investments.

Financial Statements

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Bryce Capital Value Fund

Portfolio Commentary

Top Ten Holdings

Top Five Sectors

Schedule of Investments

Financial Statements

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to Financial Statements

Shareholder Fee Examples

Trustees and Officers

Letter to Shareholders

Dear Valued Bryce Fund Shareholder:

Thank you for your continued investment in the Bryce Family of Funds.  We appreciate your continued confidence and trust in us.  Our goals remain the same, to produce strong performance in mutual funds that have no sales charges and below average expenses.

The stock market in 2006 was flat at best through the majority of the year. It was not until the fall that the market began moving higher.  The first half of the year continued to see the Federal Reserve raise interest rates with the federal funds target rate going to 5.25% at the end of June.  With rates rising, many investors feared that the Fed would go too far and slow the economy to the point of a recession.  The war in Iraq continued to hang over investors, as did concerns associated with Iran and Korea.  Oil prices were hitting new highs and the U.S. dollar continued to fall as trade imbalances rose. On top of that, concerns associated with corporate accounting of stock options awarded to executives raised fears that earnings were not nearly as strong as being represented by the media.

Starting at the end of August, the stock market began to move upward while the Federal Reserve under new leadership halted their tightening policy.  Obvious signs of slower economic growth led the Fed to reason that this lowered level along with a significant drop in housing would allow for inflation to moderate over time.  The economy expanded at an annualized rate of 5.6% in the first quarter, but dropped to 2.6% in the second quarter and only 2% in the third quarter.  This drop in growth was sufficient to cause the Fed to end their tightening policy amidst fears that the economy would head into a recession if rates continued to climb.  Buoyed by the strong earnings growth produced in the first half and reported in the second half of the year stocks began their climb with the Fed on hold.  Corporations reported large cash balances on their balance sheet and these large coffers were used to fuel record levels of stock buybacks as well as mergers and increased dividends rather than what traditionally had been used for organic growth.  The strong earnings also helped to keep valuation levels rather attractive also helping to fuel merger mania.  What was unexpected was just how attractive the cash levels on the corporate balance sheets were to private equity firms and funds.  This was the trend finishing 2006 as many companies went private at prices that they felt were more indicative of the true value of their company.

As we look forward to 2007 it appears many of the same trends continue to be in place.  The Fed continues to be on hold at this point, but concerns associated with the slowing economy are still in place.  Mergers and private equity continue to be strong players as corporate valuations are still attractive based on long term trends.  The consumer continues to spend at high historical levels which provides economic strength as the consumer makes up two-thirds of the economy.  The wild card will be if corporate profits are able to sustain the current levels going forward.

Respectfully,

Ed Sheidlower, CMFC

President, Bryce Capital Funds

Bryce Capital Funds
Performance Results

	Bryce Capital Value Fund			Bryce Capital Growth Fund			Benchmark
		Quarterly	Relative		Quarterly	Relative	S&P
Date	NAV	Return	to S&P 500	NAV	Return	to S&P 500	500 Index*
Quarterly
9/14/2004	$10.00	-	-	$10.00	-	-	-

12/31/2004	$10.78	7.8%	0.4%	$10.74	7.4%	0.0%	7.4%

3/31/2005	$10.78	-0.1%	2.1%	$10.44	-2.8%	-0.7%	-2.2%

6/30/2005	$11.20	3.9%	2.5%	$10.71	2.6%	1.2%	1.4%

9/30/2005	$12.25	9.4%	5.7%	$11.55	7.9%	4.2%	3.6%

12/31/2005	$12.61	2.9%	0.8%	$11.77	1.9%	-1.0%	2.1%

3/31/2006	$13.94	10.6%	6.4%	$12.26	4.2%	0.0%	4.2%

6/30/2006	$13.12	-5.9%	-4.5%	$11.40	-7.0%	-5.6%	-1.4%

9/30/2006	$ 12.95	-1.3%	-7.0%	$ 11.02	-3.3%	-9.0%	5.7%

12/31/2006	$ 13.73	6.0%	-0.7%	$ 11.57	5.0%	-1.7%	6.7%

One Year		8.9%	-6.9%		-1.7%	-17.5%	15.8%
Through 12/31/06

Since Inception		37.3%	6.7%		15.7%	-14.9%	30.6%
from 9/14/2004

*Benchmarks

*The S&P 500 Index (SPX) is an unmanaged market capitalization-weighted index of common stocks generally considered to be representative of the stock market in general. Each stock's weight in the index is proportionate to its market value. You cannot invest directly in an index.

The performance data shown is historical. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. The principal value and investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. You can obtain performance information current to the most recent month end by calling 1-866-62BRYCE.

Bryce Capital Growth Fund:

Over the last several years, value styles have dominated growth across all market capitalizations.  Investors have been concentrating on higher-yielding stocks and international markets that have handily outperformed the domestic benchmarks.  During this period, higher quality growth companies have lagged materially.  The market historically has had extended periods of time when one style outperforms another as investors chase performance.  We continue to invest in high quality, strong earning producing growth companies and will not deviate from that style knowing that performance relative to the benchmarks can be “lumpy.”  In 2006 stock market speculation grew significantly as lower-quality companies, as measured by the rating agencies, outperformed high-quality companies while more volatile and risky stocks outperformed the relatively stable earnings producers. Our feeling is that with a slowing economy the cyclical stocks that have driven the value composite performance will give way to consistent earnings growers. The Bryce Capital Growth Fund is positioned well to take advantage of that shift.

The Fund was positioned for the majority of 2006 with the highest sector weighting in the Information Technology sector, followed by Health Care and Financials.  Technology stocks trailed the deep cyclical names in 2006 as evidenced by the relative underperformance of the NASDAQ Composite.  The deep cyclicals, which are dependent upon the strength of the economy for their earnings, do not have growth characteristics or weak ones at best and are unlikely to pass our stringent growth discipline.

During 2006, the Fund saw positive contributions from a number of different sectors, as it was specific stock selection that contributed rather than the over or underweight of a particular sector weighting.  The number one positively performing stock in the Growth Fund in 2006 was Crocs, the manufacturer and maker of footwear.  Crocs was up 81.6% for the year thanks to increasing market share and numerous licensing agreements such as with Disney, the NCAA and a number of professional sports.  The second largest positive contributor was Cognizant Technology Solutions, which was up 53.5%.  Cognizant provides IT design, development, integration and maintenance services for many large global corporations and benefited from strong demand for their products as a number of new contracts were signed resulting in very strong earnings reported.  Other positive contributors were American Eagle Outfitters, which reported extremely strong sales results and was up 40.50% on the year, Merrill Lynch, up 37.50% on the back of strong earnings from mergers and acquisitions, Under Armour, the clothing manufacturer up 37.30% and the Fund’s largest holding Lab Corporation of America up 36.40% on the year.

On the down side, the under-performing stocks were from a couple of different sectors, but the largest single sector contributor was Information Technology.  Two of the technology holdings that contributed negatively to performance were Smith Micro Software and Marvel Tech Group. Both of these companies are reliant on the telecommunication sector and when weakness was reported in demand for the end products, these stocks were negatively affected.  Smith Micro was down 39.70% on this weakness in demand as well as having announced a large secondary offering that would negatively affect earnings.  Smith’s largest customer is Verizon Wireless, which has seen a big hit to their music service as a result of Apple’s i-Tunes. Marvel, which designs, develops and markets circuits for communication related products was down 32.20%.  The largest negative contributor to performance was Monarch Casino & Resort, down 39.90%.  Monarch got hurt as a political set back caused them to have to halt the expansion construction of their primary casino and resort property.  We have a very limited tolerance for companies that disappoint or fail to execute.  It is for that reason that each of these positions were eliminated from the fund during the year.

During the year, we reduced our weighting in the Technology sector and used the proceeds to increase the weighting in the Consumer Discretionary sector.  This change worked to our advantage as three of the top performers for the year came from that sector.  Going into 2007 we maintain that positioning and are comfortable that with the current economic environment, the Fund is positioned well.

As a fellow shareholder, again I would like to thank you for your confidence and investment.

Respectfully,

Ed Sheidlower, CMFC

Portfolio Manager

Bryce Capital Growth Fund
Investment Changes

Top Ten Stocks as of December 31, 2006
% of fund's net assets
Laboratory Corp. of Am. Hldgs	4.2
Cognizant Technology Solutions Corp.	4.2
Under Armour Inc.	3.8
Chicago Mercantile Exchange	3.8
Merrill Lynch & Co.	3.8
Immucor Inc.	3.8
Apple Computer Inc.	3.8
Satyam Computer	3.8
American Eagle Outfitters Inc.	3.6
Stryker Corp.	3.6
38.4

Top Five Market Sectors as of December 31, 2006
% of fund's net assets
Information Technology	28.3
Health Care	21.7
Financials	20.8
Consumer Discretionary	17.2
Consumer Staples	5.6

Asset Allocation (% of Fund's net assets)
As of December 31, 2006

Bryce Capital Growth Fund
Investments December 31, 2006
Showing Percentage of Net Assets

COMMON STOCK - 99.8%
	Shares	Value
Industrials - 3.3%
L-3 Communications Holdings Inc.	1,650	$ 134,937
		134,937
Consumer Discretionary - 17.2%
American Eagle Outfitters Inc.	4,650	145,127
Crocs Inc.	3,200	138,240
Garmin Ltd.	2,450	136,367
Kohls Corp.	1,800	123,174
Under Armour Inc.	3,100	156,395
		699,303
Consumer Staples - 5.6%
Constellation Brands Inc.	4,450	129,139
Pepsico Inc.	1,600	100,080
		229,219
Energy - 2.9%
Grant Prideco Inc.	2,925	116,327
		116,327
Financials - 20.8%
Affiliated Managers Group, Inc.	1,300	136,669
Chicago Mercantile Exchange	300	152,925
Knight Capital Group Inc.	7,275	139,462
Lehman Bros Holdings	1,550	121,086
Merrill Lynch & Co.	1,650	153,615
Northern Trust Co.	2,325	141,104
		844,861
Health Care - 21.7%
Cerner Corp.	3,025	137,638
Gilead Sciences	2,150	139,600
Immucor Inc.	5,300	154,919
Laboratories Corp. of American Hldgs	2,300	168,981
LifePoint Hospitals Inc.	3,950	133,115
Stryker Corp.	2,650	146,042
		880,294

Bryce Capital Growth Fund
Investments - continued

COMMON STOCK - continued
	Shares	Value
Information Technology - 28.3%
Akamai Technologies	2,725	144,752
Apple Computer Inc.	1,825	154,833
Cognizant Technology Solutions	2,200	169,752
Digital River	2,550	142,265
Google Inc.	300	138,144
Intuit	4,000	122,040
NVIDIA	3,450	127,685
Satyam Computer	6,350	152,464
		1,151,934

TOTAL COMMON STOCKS		$ 4,056,874

MONEY MARKET FUNDS - 0.2%

Bank of New York Money Market Fund		$ 6,421

TOTAL MONEY MARKET FUNDS		$ 6,421

NET INVESTMENT ASSETS - 100.0%		$ 4,063,295

BRYCE CAPITAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2006
Unaudited

		Bryce Capital
		Growth Fund
Assets:
	Investments in securities, at fair value	4,056,874
	Cash and Cash equivalents	5,140
	Dividends and interest receivable	2,056
	Due from advisor	100,026
	Prepaid expenses and other assets	(22,788)
	Total Assets	4,141,309

Liabilities:
	Payable for investments purchased	0
	Accrued Advisory Fees	5,139
	Accrued expenses and other liabilities	23,314
	Total Liabilities	28,453

	Net Assets	$ 4,112,856

	Total Liabilities and Net assets	4,141,309

Net Assets Consist Of:
	Paid in capital	3,861,435
	Accumulated net investment loss	(49,565)
	Accumulated net realized loss from security transactions	(98,335)
	Net unrealized appreciation of investments	399,321

		$ 4,112,856

	Shares Oustanding	355,620

	Net asset value and redemption price per share	$ 11.57

BRYCE CAPITAL FUNDS
STATEMENT OF OPERATIONS
For the Period of July 1, 2006 through December 31, 2006
Unaudited

Bryce Capital
Growth Fund
Investment Income:
Dividends	$ 9,215
Interest	521
Total investment income	9,736

Expenses:
Advisory fees (Note 2)	20,046
Accounting fees	9,972
Transfer agent fees	8,103
Legal fees	6,234
Audit fees	4,626
Registration fees	3,964
Insurance expense	3,740
Shareholder reporting expense	2,493
Miscellaneous Fees & Expenses	997
Custody fees	748
Total expenses	60,924

Less:
Advisory fees waived and expenses reimbursed (Note 2)	(35,840)
Net expenses	25,084
Net investment loss	(15,347)

Net Realized and Unrealized Gain/(Loss)
on Investments (Notes 1 and 3):
Net realized gain/(loss) from security transactions	(98,335)
Net change in unrealized appreciation of investments	191,722
Net realized and unrealized gain on investments	93,387

Net increase in net assets resulting from operations	$ 78,040

BRYCE CAPITAL FUNDS
STATEMENT OF OPERATIONS
For the Period of July 1, 2006 through December 31, 2006
Unaudited

Bryce Capital
Growth Fund
Investment Income:
Dividends	$ 9,215
Interest	521
Total investment income	9,736

Expenses:
Advisory fees (Note 2)	20,046
Accounting fees	9,972
Transfer agent fees	8,103
Legal fees	6,234
Audit fees	4,626
Registration fees	3,964
Insurance expense	3,740
Shareholder reporting expense	2,493
Miscellaneous Fees & Expenses	997
Custody fees	748
Total expenses	60,924

Less:
Advisory fees waived and expenses reimbursed (Note 2)	(35,840)
Net expenses	25,084
Net investment loss	(15,347)

Net Realized and Unrealized Gain/(Loss)
on Investments (Notes 1 and 3):
Net realized gain/(loss) from security transactions	(98,335)
Net change in unrealized appreciation of investments	191,722
Net realized and unrealized gain on investments	93,387

Net increase in net assets resulting from operations	$ 78,040

BRYCE CAPITAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS
Bryce Capital Growth Fund

	Period Ended	Year Ended
	December 31, 2006	June 30, 2006
From Operations:
Net investment loss	$ (15,347)	$ (20,881)
Net realized loss from security transactions	(98,335)	(79,497)
Net change in unrealized appreciation
of investments	188,090	208,977
Net increase in net assets
resulting from operations	74,408	108,599

From Capital Share Transactions:
Shares sold	505,568	1,749,442
Shares redeemed	404,019	243,181
Net increase in net assets from
capital share transactions	101,549	1,506,261

Net increase in net assets	175,957	1,614,860

Net Assets:
Beginning of Period	3,936,899	2,322,039
End of Period	$ 4,112,856	$ 3,936,899
(Includes accumulated net investment loss of:)	$ (45,932)	$ (30,585)

Capital Share Transactions:
Shares as of beginning of period	345,578	216,908
Shares sold	44,955	148,851
Shares redeemed	34,913	(20,181)
Shares as of end of period	355,620	345,578

BRYCE CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
Bryce Capital Growth Fund
Unaudited

	Period Ended	Year Ended
	December 31, 2006	June 30, 2006

Net Asset Value, Beginning of Period	$ 11.39	$ 10.71

Income (Loss) From
Investment Operations:
Net investment loss (1)	$ (0.04)	$ (0.06)
Net realized and unrealized gain (loss)
from investment operations (1)	0.22	0.38
Total from investment operations	$ 0.18	$ 0.32

Net Asset Value, End of Period	$ 11.57	$ 11.39

Total Return (2)	1.6%	6.3%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$4,113	$3,237
Ratio of expenses to average net
assets, before waiver/reimbursement (3)	1.50%	1.66%
Ratio of net expenses to average net
assets, after waiver/reimbursement (3)	1.25%	1.25%
Ratio of net investment loss to average
net assets, before waiver/reimbursement (3)	-1.26%	-1.66%
Ratio of net investment loss to average
net assets, after waiver/reimbursement (3)	-0.38%	-0.44%

Portfolio Turnover Rate	37.43%	41.91%

* Beginning date as of September 14, 2004 (commencement of operations).
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Advisor not assumed a portion of the expenses, returns would have been lower.
(3) Annualized.

Bryce Capital Value Fund:

The Bryce Capital Value Fund through the year-end 2006 is now up 37.3% net of fees since inception of the fund.  This performance remains ahead of the broader S&P 500.  We are pleased that shareholders have been rewarded for their investment in the Fund.

The Bryce Capital Value Fund continues to be a very diversified fund with representation in every sector of the overall market.  The biggest change in sector weighting during the year was a significant reduction in the weighting in the Energy sector. With the price of oil having fallen significantly off of the earlier highs, we looked to lock in gains as many of the stocks, in our opinion, had gotten extended and were due for a breather.  We used the proceeds of this allocation to increase our weighting in the Consumer Discretionary and Financial sectors.

The five largest positive contributors to the Fund’s performance came from four different sectors.  The largest positive contributor was Cash America International up 81.40% for the year.  Cash America, which operates pawn shops and check cashing facilities, reported very strong earnings and continued their national expansion by acquiring small local operations.  The second strongest performer was Guess?, the apparel manufacturer, designer and distributor of casual apparel.  The stock was up 78.20% for the year on the back of extremely strong gains in market share and sales results.  The third largest contributor was Giant Industries whose principal activity is to refine and market petroleum products and was up 58.20% on the year.  The other top performers were Piper Jaffray the security brokerage firm up 55.70% and Precision Castparts up 51.10% which makes metal components and products.

On the downside, the largest negative contributor to performance was Kforce, down 30.70% on the year. Kforce is a provider of specialty staffing services.  Their performance was hurt by a slow down in job creation as well as higher than anticipated integration costs from their acquisition of Pinkerton Services.  The second biggest loser was Aladdin Knowledge Systems, down 27.60% on the year. Aladdin provides digital security solutions primarily around software commerce and internet security.  They reported earnings shy of what was expected by analysts and the stock was punished as a result.  We were disappointed by their execution and eliminated the position.  The next two negative contributors are both in the steel business and were hurt by a steep decline in steel prices mid-year.  The Timken Company a manufacturer of bearings, alloy and specialty steel products was down 23.40% and Gibraltar Steel was down 23.10%.  The fifth largest negative performer was Jakks Pacific, who designs, develops, produces and markets toys and leisure products. Jakks was down 20.60% after having to do a battery pack recall on one of their products.  We eliminated each of these positions and redeployed the assets into companies in which we had more confidence.

Again, thank you for your continued confidence and investment in the Bryce Capital Value Fund.

Respectfully,

Ed  Sheidlower, CMFC

Portfolio Manager

Bryce Capital Value Fund
Investment Changes

Top Ten Stocks as of December 31, 2006
% of fund's net assets
Guess Inc.	2.3
Morgan Stanley	2.3
Allegheny Tech	2.3
Lexmark Int'l	2.3
Precision Castparts Corp.	2.2
Phillips-VanHeusen Corp.	2.2
Toyota Motor	2.2
MetLife Inc.	2.2
Accenture	2.2
Barnes Group	2.1
22.3

Top Five Market Sectors as of December 31, 2006
% of fund's net assets
Financials	20.1
Consumer Discretionary	18.9
Industrials	13.9
Information Technology	12.5
Health Care	9.8

Asset Allocation (% of Fund's net assets)
As of December 31, 2006

Bryce Capital Value Fund
Investments December 31, 2006
Showing Percentage of Net Assets

COMMON STOCK - 97.6%
	Shares	Value
Industrials - 13.9%
3M Companay	1,650	$ 128,585
Barnes Group	6,350	138,113
CSX Corporation	3,500	120,505
Lincoln Electric Holdings	2,175	131,414
OMI Corp.	5,425	114,847
Paccar Inc.	2,175	141,158
Precision Castparts Corp.	1,870	146,384
		921,004
Consumer Discretionary - 18.9%
Bonton Stores	4,100	142,065
CBS Corp.	4,375	136,413
Cabela's Inc.	5,525	133,318
Guess Inc.	2,375	150,646
JC Penney Corporation Inc.	1,700	131,512
Phillips-VanHeusen Corp.	2,875	144,239
The Children's Place	1,950	123,864
Toyota Motor	1,075	144,383
VF Corp.	1,725	141,588
		1,248,028
Consumer Staples - 8.1%
Church & Dwight	3,325	141,811
Heinz Co.	2,800	126,028
Ralcorp Holdings Inc.	2,700	137,403
Walt Disney Company	3,825	131,083
		536,325
Energy - 1.9%
Hornbeck Offshore	3,600	128,520
		128,520

Bryce Capital Value Fund
Investments - continued

COMMON STOCK - continued
	Shares	Value
Financials - 20.1%
Ambac Financial Group	1,350	120,245
Cash America International	2,950	138,355
Dollar Financial Corp.	4,685	130,524
Goldman Sachs Group, Inc.	650	129,578
Lazard Ltd.	2,875	136,103
MetLife Inc.	2,450	144,575
Morgan Stanley & Co.	1,900	154,717
Northern Trust Co.	2,150	130,484
Piper Jaffray	1,950	127,043
Sterling Financial Company	3,450	116,645
		1,328,266
Health Care - 9.8%
Henry Schein	2,500	122,450
Johnson & Johnson	1,775	117,186
UnitedHealth Group Inc.	2,550	137,012
Wellcare Health Plans	1,875	129,188
Zimmer Holdings	1,800	141,084
		646,919
Materials - 4.2%
Allegheny Tech	1,650	149,622
Brady Corporation Cl A	3,350	124,888
		274,510
Information Technology - 12.5%
Accenture	3,900	144,027
Arrow Electronics	4,225	133,299
BMC Software	4,350	140,070
Lexmark Int'l	2,100	153,720
Oracle Corp	7,150	122,551
Varian Semiconductor	2,850	129,732
		823,399

Bryce Capital Value Fund
Investments - continued

COMMON STOCK - continued
	Shares	Value
Utilities - 3.9%
Allegheny Energy	2,800	128,548
Oneok Inc.	3,075	132,594
		261,142
Telecommunication Services - 4.3%
America Movil	3,125	141,313
Arrow Electronics	3,250	141,895
		283,208

TOTAL COMMON STOCKS		$ 6,451,319

MONEY MARKET FUNDS - 2.4%

Bank of New York Money Market Fund		161,678

TOTAL MONEY MARKET FUNDS		$ 161,678

NET INVESTMENT ASSETS - 100.0%		$ 6,612,997

BRYCE CAPITAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 2006
Unaudited

		Bryce Capital
		Value Fund
Assets:
	Investments in securities, at fair value	6,449,648
	Cash and Cash equivalents	27,790
	Dividends and interest receivable	11,222
	Due from advisor	64,965
	Prepaid expenses and other assets	(22,788)
	Total Assets	6,530,836

Liabilities:
	Accrued Advisory Fees	8,199
	Accrued expenses and other liabilities	12,635
	Total Liabilities	20,834

	Net Assets	$ 6,510,002

	Total Liabilities and Net Assets	6,530,836

Net Assets Consist Of:
	Paid in capital	$ 5,500,765
	Accumulated net investment gain	(35,945)
	Accumulated net realized loss from security transactions	232,851
	Net unrealized appreciation of investments	812,331

		$ 6,510,002

	Shares Oustanding	474,265

	Net asset value and redemption price per share	$ 13.73

BRYCE CAPITAL FUNDS
STATEMENT OF OPERATIONS
For the Period of July 1, 2006 through December 31, 2006
Unaudited

Bryce Capital
Value Fund
Investment Income:
Dividends	$ 36,415
Interest	941
Total investment income	37,356

Expenses:
Advisory fees (Note 2)	31,300
Accounting fees	9,972
Transfer agent fees	8,103
Legal fees	6,234
Audit fees	4,626
Registration fees	3,964
Insurance expense	3,740
Shareholder reporting expense	2,493
Custody fees	748
Miscellaneous Fees & Expenses	997
Total expenses	72,177

Less:
Advisory fees waived and expenses reimbursed (Note 2)	(33,034)
Net expenses	39,143
Net investment loss	(1,787)

Net Realized and Unrealized Gain/(Loss)
on Investments (Notes 1 and 3):
Net realized gain/(loss) from security transactions	232,852
Net change in unrealized appreciation of investments	403,038
Net realized and unrealized gain on investments	635,890

Net increase in net assets resulting from operations	$ 634,103

BRYCE CAPITAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS
Bryce Capital Value Fund
Unaudited

	Period Ended	Year Ended
	December 31, 2006	June 30, 2006
From Operations:
Net investment loss	$ (1,787)	$ (17,462)
Net realized gain/loss from security transactions	232,852	56,915
Net change in unrealized appreciation
of investments	72,318	495,400
Net increase in net assets
resulting from operations	303,383	534,853

From Capital Share Transactions:
Shares sold	806,244	2,839,759
Shares redeemed	(614,592)	(318,718)
Net increase in net assets from
capital share transactions	191,653	2,521,041

Net increase in net assets	495,035	3,055,894

Net Assets:
Beginning of Period	6,014,967	2,959,073
End of Period	$ 6,510,002	$ 6,014,967
(Includes accumulated net investment loss of:)	$ (27,143)	$ (25,356)

Capital Share Transactions:
Shares as of beginning of period	458,525	264,298
Shares sold	67,163	218,142
Shares redeemed	(51,424)	(23,915)
Shares as of end of period	474,265	458,525

BRYCE CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
Bryce Capital Value Fund
Unaudited

	Period Ended	Year Ended
	December 31, 2006	June 30, 2006

Net Asset Value, Beginning of Period	$ 13.12	$ 11.20

Income (Loss) From
Investment Operations:
Net investment gain/loss (1)	$ (0.00)	$ (0.05)
Net realized and unrealized gain/loss
from investment operations (1)	0.61	1.97
Total from investment operations	$ 0.61	$ 1.92

Net Asset Value, End of Period	$ 13.73	$ 13.12

Total Return (2)	4.6%	17.0%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$ 6,510	$ 6,015
Ratio of expenses to average net
assets, before waiver/reimbursement (3)	2.22%	2.63%
Ratio of net expenses to average net
assets, after waiver/reimbursement (3)	1.25%	1.25%
Ratio of net investment loss to average
net assets, before waiver/reimbursement (3)	-1.07%	-2.02%
Ratio of net investment loss to average
net assets, after waiver/reimbursement (3)	-0.05%	-0.37%

Portfolio Turnover Rate	36.23%	40.26%

* Beginning date as of September 14, 2004 (commencement of operations).
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Advisor not assumed a portion of the expenses, returns would have been lower.
(3) Annualized.

BRYCE CAPITAL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

Note 1.  Organization

Bryce Capital Funds (the “Trust”) was organized as a Delaware business trust formed on April 1, 2004 and currently offers two series: Bryce Capital Growth Fund and Bryce Capital Value Fund (each, a “Fund” or a “Series”). Each Series is authorized to issue an unlimited number of shares, par value $.001 per share. All shares of each Series have equal rights and privileges.

The Trust is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund commenced investment operations on September 14, 2004.  Each Fund’s business and affairs are managed by its officers under the direction of the Board of Trustees.  Each Fund’s investment objective is to seek long-term growth of capital.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation – Securities listed on a national securities exchange and certain over-the-counter securities are valued as of the close of each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and ask prices. NASDAQ traded securities are valued at the NASDAQ official closing price (NOCP).  Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees.  Short-term investments held by a Fund that mature in 60 days or less are valued at amortized cost, which approximates market value.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.   Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

D.

Dividends and Distributions to Shareholders - Each Fund records dividends and distributions to shareholders on the ex-dividend date.  Each Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Costs incurred in connection with the Fund’s organization are paid by “the Funds” investment advisor Bryce Capital Management, LLC.

Note 3.  Investment Advisory Fee and Other Transactions

The Trust has entered into an investment advisory agreement (the “Agreement”) on behalf of each Fund with Bryce Capital Management, LLC. (the “Adviser”). Pursuant to the Agreement, the Adviser manages the investment portfolio of the Funds, subject to policies adopted by the Trust’s Board of Trustees, and furnishes office space and all necessary facilities, equipment and executive personnel necessary for managing the day-to-day operations of the Funds.   For its services, the Adviser receives a fee, paid monthly, calculated at an annual rate of 1.00% of each Fund’s average daily net assets.

The Adviser has voluntarily agreed to waive its advisory fee and reimburse other expenses to the extent a Fund’s operating expenses exceed 1.25% (excluding distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) of each Fund’s average daily net assets. The Fund has a recapture agreement with the Adviser allowing for reimbursement of waived fees and/or reimbursed fees subject to the expense limits of the Funds.  For the period ended December 31, 2006 the Adviser waived fees amounting to the following:

Bryce Capital Value Fund	$37,484
Bryce Capital Growth Fund	$33,034

The Trust has entered into a Fund Accounting Service Agreement and a Transfer Agency and Service Agreement (“Agreements”) with Gemini Fund Services, LLC (“GFS”).  Pursuant to the Agreements, GFS serves as Transfer Agent and Dividend Disbursing and Fund Accounting Agent to each Fund.  For these services, each Fund pays GFS an annual fee, paid monthly, based on a percentage of the Fund’s average daily net assets, subject to certain minimum requirements.

Aquarius Fund Distributors, LLC (“AFD”) is the Distributor of the Trust.  The Trust on behalf of each Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act.  Pursuant to the Plan, the Distributor will pay the promotional and advertising expenses related to the distribution of each Fund’s shares and for the printing of all Fund prospectuses used in connection with distribution and sale of each Fund’s shares. Each Fund will pay the Distributor a fee calculated at an annual rate of .25% of the Fund’s average daily net assets. During the period ended December 31, 2005 the Plan was not in effect, hence the Funds did not accrue any fees and no payments were made.

Note 4.  Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for each Fund for the period ended December 31, 2006 were approximately as follows:

	Capital Value Fund	Capital Growth Fund
Purchases	$4,789,984	$3,030,913
Sales	$4,589,944	$2,962,877

At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

	Capital Value Fund	Capital Growth Fund
Gross unrealized appreciation	$882,755	$585,253
Gross unrealized depreciation	$15,707	$29,043
Net unrealized appreciation	$898,462	$614,296

TRUSTEES AND OFFICERS

Overall responsibility for conduct of the Trust’s affairs rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated in a separate table below.  The Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by record holders of at least 10% of a Fund’s outstanding shares.  The Trust’s bylaws contain procedures for the removal of Trustees by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed Trustees.

Name and Age	Position(s) Held with the Company	Trustee Since	Principal Occupation During the Past 5 Years and Trusteeship of Public Companies*	Number of Portfolios in the Fund Complex Overseen by Trustee
Pamela Evans, 48	Trustee	2004	See Below	2
Robert Wayland-Smith 62	Trustee	2004	See Below	2
Kathleen Wright, 57	Trustee	2006	See Below	2

                                                *

                                                    Please see each Board member’s personal description below.

Interested Trustees Name and Age	Position(s) Held with the Company	Trustee Since	Principal Occupation During the Past 5 Years and Trusteeship of Public Companies*	Number of Portfolios in the Fund Complex Overseen by Trustee
Edmond Sheidlower, 40	President	2004	Principal – Bryce Capital	2
Dennis Lohouse, 53	CFO	2004	Principal – Bryce Capital	2

                                                *

                                                    Please see each Board member’s personal description below.

Pamela Evans.  Ms. Evans has more than 23 years of sales, marketing and operating experience in the global markets. As a marketing executive dealing with innovative, durable and consumer packaged goods, she has worked with Eveready Battery Company, Ralston Purina, Union Carbide, Olympus America, Esselte Pendaflex and, most recently, The Sentry Group. In each case she has provided strategic planning, brand building and revitalizing and increased corporate positions in the marketplace.

At Sentry Group she played a key role in increasing global sales and new product introduction. She is currently working with Proctor and Gamble and the Gillette Company on strategic shopper based design initiatives.

Ms. Evans is on the Board of Directors of The Humane Society at Lollypop Farm, The Little Theatre in Rochester and is a member of the Board of Advisors of Electri-Cord Manufacturing Company.

Robert Wayland-Smith.   Mr. Wayland-Smith joined Lincoln Rochester Trust Company, a predecessor of JPMorgan Chase & Co., in 1967 as a management trainee in the portfolio and liability management department.  During his 31-year career at the bank he served in a number of senior management positions including municipal dealership, portfolio and liability management, financial and investment services, and personal and institutional trust.  He served as President and CEO of the Rochester Division from 1988 through June 1993.  At the time of his retirement in December 1998, he was the Senior Upstate Trust and Investment Division Executive for the Chase Manhattan Bank.

A native of Oneida, New York, Wayland-Smith graduated from the University of Rochester in 1965 with a Bachelor of Arts degree in Economics.  He has two married daughters who are elementary school teachers.

Active in a number of community and professional organizations, Wayland-Smith currently serves on the Board of Directors of the Greater Rochester Individual Practice Association, the Board of Trustees of Rochester Institute of Technology, the Board of Trustees of the Center for Governmental Research, Inc., Chair of the College Council at SUNY Geneseo, the Board of Trustees of the Oneida Community Mansion House, the Finance and Investor Relations Committee of the Greater Rochester Enterprise, the Prospect Research and Leadership Giving Committees of the United Way and the Development Committee of Hope Hall School.

Kathleen Wright.   Ms. Wright brings over 40 years of financial services experience to the Board of Bryce Capital Funds. Her career started at Basch and Company in their mutual funds division. After moving to Rochester, New York she spent 18 years at The Chase Manhattan Bank as manager of Institutional Trust Services, wherein she managed custody, corporate trust and fiduciary services for institutions and money managers. In 1993 she co-founded Epic Advisors, a nationally recognized TPA and recordkeeping firm, providing 401k and pension plan services to plan sponsors and plan participants.

Epic Advisors was acquired by a regional banking institution in 2005 and Ms. Wright now devotes her entrepreneurial skill and expertise working with not-for-profit organizations in Western New York. She is currently the Chairperson of the Rochester Women’s Foundation.

Edmond D. Sheidlower, CMFC.  Mr. Sheidlower has 17 years of significant investment experience. Prior to co-founding Bryce Capital Management, Mr. Sheidlower spent 11 years in the investment business, the last 9 years at Chase Manhattan Bank. In his most recent position he was a Portfolio Manager in Chase's Personal Trust & Investment Asset Management Group, responsible for the management of over $300 million in client assets.

Prior to joining Chase's Personal Trust & Investment Asset Management Group he was a member of Chase's Institutional Asset Management team, where he served as Equity Research coordinator for the Upstate Regional Bank and was associate portfolio manager of Chase’s equity mutual and collective funds.

A 1988 graduate of Hobart College in Geneva, New York, Mr. Sheidlower holds a Bachelor of Arts degree in Economics and he has earned the Chartered Mutual Fund Counselor (CMFC) designation.

Dennis E. Lohouse, CFA.  A founding partner of Bryce Capital Management, Mr. Lohouse began his career in the investment business as a securities analyst in the Equity Research department of Chase Manhattan Bank in 1986. In 1987 he was appointed Director of Research with responsibility for stock research and trading. In that same year he became co-manager of the Trinity Equity Trust, a $200 million diversified equity fund.

In 1990 he moved to Chase's investment banking group and specialized in valuations of corporations and closely held businesses.  Early in 1992, he was named Manager of Chase's Institutional Investment Group.  In 1994, Mr. Lohouse assumed responsibility for all Upstate Corporate and Institutional businesses and was appointed Chief Investment Officer in January of 1995.  He was also a Managing Director and registered principal of Chase Securities Inc.

He holds an MBA in Finance and Accounting from the William E. Simon School at the University of Rochester, an MS in Economics and a BA in Psychology both from the State University of New York at Buffalo. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the American Society of Appraisers, the Treasury Management Association and the International Association of Financial Planners.

Your Notes

Bryce Capital Funds

Aquarius Fund Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

1-866-62-BRYCE

www.brycefunds.com

Not FDIC Insured – May Lose Value – No Bank Guarantee

For more complete information, including fees, risks and expenses please call the Bryce Capital Funds Group at 1-866-62-BRYCE or go to our website at www.brycefunds.com for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Bryce Capital Growth Fund and Bryce Capital Value Fund. A description of the funds’ voting policies and procedures is available without charge upon request, by calling the Bryce Capital Funds Group toll free number above or by accessing the SEC’s website at http://www.sec.gov.

©2006 Bryce Capital Management, LLC

Item 2. Code of Ethics.   Exibit a(1) Code of Ethics

Item 3. Audit Committee Financial Expert.  Not required for semi-annual reports.

Item 4. Principal Accountant Fees and Services.  Not required for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bryce Capital Funds

By (Signature and Title)

*/s/ Edmond D. Sheidlower

       Edmond D. Sheidlower, President

Date

2/28/07

By (Signature and Title)

*/s/ Dennis E. Lohouse, CFA

       Dennis E. Lohouse, CFA, Treasurer

Date

2/28/07